                     OPPENHEIMER MULTI-SECTOR INCOME TRUST
                       Supplement dated August 15, 2003

The Part A of the N-2 filing is changed as follows:

The Supplement dated July 18, 2003 is hereby withdrawn.

1.    The following paragraphs are added at the end of the section captioned,
  "Loans of Portfolio Securities " on page 22:

        Loans of Portfolio Securities. The Fund has entered into a
      Securities Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions.  The
      Securities Lending Agreement provides that loans must be
      adequately collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines, adopted by the Fund's
      Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

        The Fund may lend its portfolio securities pursuant to the
      Securities Lending Agreement (the "Securities Lending Agreement")
      with JP Morgan Chase, subject to the restrictions stated in the
      Prospectus.  The Fund will lend such portfolio securities to attempt to increase the Fund's income.  Under the Securities
      Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each
      business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or
      instrumentalities), or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the
      Fund.  The Fund will receive, pursuant to the Securities Lending
      Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions. JP Morgan
      Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be
      responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested
      defaults.  The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice.
      The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

2.    Item 18.  Management.  1.,  2.,  3.,  5., 6., 7., 8., and 10. on page 38 the first four paragraphs are hereby deleted and replaced as follows:

    a.Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the
    Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory &
   Oversight Committee, a Governance Committee, and a Proxy Committee.
   The Audit Committee is comprised solely of Independent Trustees.  The members of the Audit Committee are Edward Regan (Chairman), Kenneth
   Randall and Russell Reynolds. The Audit Committee held five meetings during the Fund's fiscal year ended October 31, 2002. The Audit
   Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the
   Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert
   Galli (Chairman), Joel Motley and Phillip Griffiths. The Regulatory &
   Oversight Committee held eight meetings during the Fund's fiscal year ended October 31, 2002. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution
   Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
   Chairman), Phillip Griffiths and Kenneth Randall. The Governance
   Committee held no meetings during the Fund's fiscal year ended
   October 31, 2002. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the
   Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman),
   Russell Reynolds and John Murphy. The Proxy Committee held one meeting during the Fund's fiscal year ended October 31, 2002.  The
   Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

b.    Effective  March 31, 2003 and July 31, 2003, Mr.  Benjamin  Lipstein and
      Ms.  Elizabeth  Moynihan,  respectively,  retired as a Trustees from the
      Board I Funds.  Therefore,  the Statement of Additional  Information  is
      revised by deleting the  biographies  for Mr.  Lipstein and Ms. Moynihan on page 46.

3.    Item 14. In the Trustee  compensation  table, the following  footnote is added following Mr. Lipstein's and Ms. Moynihan names:

Effective January 1, 2003, Clayton Yeutter became Chairman of the Board of
Trustees/Directors of the Board I Funds upon the retirement of Leon Levy.
Effective March 31, 2003 and July 31, 2003, Mr. Lipstein and Ms. Moynihan,
respectively, retired as a Trustee of the Board I Funds.

August 15, 2003                                               PX0680.008